                                     (LOGO)

                          LONGLEAF PARTNERS FUNDS(SM)

                                QUARTERLY REPORT
                             at September 30, 2001

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance History* and Portfolio Summary...............    7
  Portfolio of Investments.................................    8

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   10
  Performance History* and Portfolio Summary...............   12
  Portfolio of Investments.................................   14

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion/SPECIAL NOTICE.....................   18
  Performance History* and Portfolio Summary...............   23
  Portfolio of Investments.................................   24

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   27
  Performance History* and Portfolio Summary...............   29
  Portfolio of Investments.................................   30
Results of 2001 Special Meeting of Shareholders............   33
Service Directory..........................................   34
Trustees and Service Providers.............................   35

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

The impact of the ghastly events of September 11th is huge and certainly not given justice in the quarterly report of a mutual fund. As the world around us changed dramatically and probably forever in many respects, the approach and discipline at Southeastern remained constant.

Companies are worth the free cash flow they generate or the liquidation value of their net assets. Business values may change with an altered economic environment; stock prices fluctuate on real economic news, and on emotional responses to events. We cannot accurately call a market bottom or predict what will happen in the world. We can analyze what companies are worth, the quality of those businesses, and the capability of their management teams. We purchase a stock only when a large margin of safety exists between price and value and we believe that corporate value will grow. September 11th did not change our commitment to Ben Graham's definition of an investment -- safety of principle and an adequate return.

SHORT-TERM IMPACT
Third quarter results were abysmal in all four funds, although three of the four outperformed their respective benchmarks. At the end of August we were enjoying outstanding performance bolstered largely by several economically sensitive holdings that rallied with optimism over coming out of or avoiding recession. The declines following September 11th especially hurt the stocks of those same businesses and brought our year-to-date numbers below our inflation plus 10% goal. The following chart summarizes recent results.

                                                           THIRD QUARTER      YEAR-TO-DATE
                                                           -------------      ------------
LONGLEAF PARTNERS FUND...................................      (13.6)%            (4.2)%
S&P 500..................................................      (14.7)%           (20.5)%
LONGLEAF INTERNATIONAL FUND..............................       (7.7)%             6.8%
EAFE.....................................................      (14.3)%           (27.6)%
LONGLEAF REALTY FUND.....................................      (11.4)%             2.4%
Wilshire Real Estate Securities Index....................       (4.6)%             4.7%
LONGLEAF SMALL-CAP FUND..................................       (9.3)%            (0.6)%
Russell 2000.............................................      (20.8)%           (15.4)%

We spent our research time in the week after September 11th reviewing our portfolios name by name to determine which appraisals should be lower, which values were unaffected, and which businesses might be better off from the immediate impact as well as a likely recession. Our hotel properties suffered the

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

largest value declines across the portfolios. Specifically, we reduced our appraisals on Marriott International, Hilton, Host Marriott, Wyndham, and Brierley, which owns Thistle Hotels. A number of other holdings lost a bit of value due to assumptions about lower volumes. Overall, however, stock prices fell much further than our appraisals, and the portfolios have a larger margin of safety in them than prior to the attacks.

All four funds entered September with over 10% cash. This liquidity, combined with rational shareholder partners whose assets have remained stable, enabled us to take advantage of the market fear. We added to some of our best ideas, which had become even more discounted, and we purchased several new, high quality companies that we have wanted to own for a long time at the right price. The Funds are more fully invested and the price-to-value ratios in each have declined below historic averages, implying better than average future returns.

LONG-TERM IMPACT
While the economy was already barely crawling, the terrorist attacks sent us into the worst economic environment since at least 1990, and perhaps since 1974. The next twelve to twenty-four months may (or may not) be dismal for the economy and for the stock market, but the longer-term looks somewhat enticing. Uncertainty has provided us rare investment opportunities and there may be more to come. With bearish sentiment outweighing bullish sentiment for the first time in over three years, and with margin debt being liquidated, we stand ready as long-term investors to take advantage of the prevalent fear.

We base our guarded optimism partially on our price-to-value ratios and the quality of qualifying businesses. We also see a better world ahead. The heinous attacks cost us a great deal in lives and dollars, and the war to fight terrorists will likely increase these costs. However, with the commanding and deliberate leadership of George W. Bush and his team, we have the foundation for a stronger world and better business environment long term.

- Our country is more united than we have been in many years.
- Our world is more united than ever in history.
- We have a good chance of stopping terrorism as a coalition with almost every country on the globe, including long-term allies and former adversaries.
- Our administration is rising to action against a threat that has long haunted and hurt our citizens.
- Our country's strengths have been enhanced and its weaknesses lessened, and our citizens have a better appreciation for both.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

- Bringing China and Jordan into the World Trade Organization, improving our relationship with Russia, and pushing for a peaceful front in the Middle East will strengthen the world economy over time.
- A more favorable tax policy may be on the way.
- Forced cooperation now can create the basis for a more secure, freer, and improved world environment for conducting business later.

LONGLEAF PARTNERS REALTY FUND WILL CLOSE AND LIQUIDATE
After careful deliberation as the largest Fund shareholders, the trustees and managers of Longleaf Partners Realty Fund are closing and liquidating the Fund because in our view, the structure of a real estate sector mutual fund no longer provides shareholders the best vehicle for compounding capital in real estate investments. Several forces have converged to limit the success of the real estate mutual fund format:

- the universe of publicly traded real estate companies is shrinking, not expanding;
- the number of undervalued and qualifying investments within the shrinking public real estate market is also declining;
- given the shrinking universe of qualifying realty companies, IRS diversification requirements make it difficult to concentrate capital in our best real estate ideas;
- in July of 2002, a new SEC rule will increase the amount of a mutual fund's assets that must be invested in real estate from 65% to 80%, possibly forcing investment in companies that do not qualify under our disciplines;
- the discounted real estate opportunities that do qualify for investment can be pursued through the other Longleaf Partners Funds.

The Fund's managers will reinvest their personal Realty Fund assets in the three remaining Longleaf Funds, which hold a number of our most qualified real estate investments. (The Small-Cap Fund will be temporarily open to Realty Fund investors. Taxable investors may want to wait until after the November 13th capital gain distributions to exchange into the other Longleaf Funds). Shareholders in these Funds will continue to benefit from our strongest realty opportunities through less constrained vehicles. For more details please see the Realty Fund section of this report on page 18.

DISTRIBUTION INFORMATION
As in years past, the three remaining Funds will have a capital gain distribution around November 13th and an income distribution at the end of December. We will not know the final amounts until these dates, and any portfolio sales through

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

October 31st will affect the capital gain distribution. We will post information on our web site as it becomes available. The Partners Fund currently has minimal realized capital gains. The Small-Cap Fund's realized capital gains are almost all long-term and are approximately 8% of NAV due to the sale of several large, successful holdings during the year. The International Fund has gains of roughly 6% of NAV, with approximately half long-term.

PROXY RESULTS
We held a shareholder vote on September 18th, and all the items on the ballot were approved. The details of the results are included at the end of this report. We thank those of you who took the time to return your proxies. We welcome Perry Steger to the Funds' Board of Trustees and look forward to his stewardship on behalf of all shareholders.

CONCLUSION
Our prayers are with those directly affected by our nation's recent tragedy. Our response as fund mangers has been to try to ensure that we are secure with what we own and that we are prepared to take advantage of new opportunities that emerge out of the current uncertainty. The immediate future may hold more challenges, but we are optimistic about our prospects as long-term investors and as citizens. We are also grateful to have many dedicated and supportive partners. Thank you for your commitment to Longleaf.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund lost 13.6% during the quarter with almost the entire decline occurring in September. Beating the S&P 500 Index, which fell 14.7%, provides little comfort. The last month's results have caused the Fund to fall below its inflation plus 10% goal for 2001. In spite of the recent returns, the Partners Fund has successfully compounded capital at a 16.4% rate over the last ten years, and the Fund's relative results over all periods have been steadily impressive. The table that follows summarizes the Fund's performance.

While most stocks lost ground in the month of September, hotel stocks had the largest impact on performance. Marriott, Hilton, and Host Marriott had risen during the year as many investors were looking past the economic slow-down of 2001 into a better 2002. When the terrorists attacked on September 11th, occupancy and room rate optimism became total pessimism. The stocks of these three companies fell on average by more than a third. We reassessed our appraisals assuming a prolonged recession and REVPAR (revenue per available room) declines far worse than any others in history. Our appraisals declined an average of 25%. Since prices fell much further than values, the margin of safety in our hotel companies widened. In spite of the near-term outlook, we continue to believe that in this no-new-supply environment the franchise and management fee business combined with dominant hotel brand names and top-notch management offer one of the highest quality long-term investments anywhere in the market, especially at today's prices.

General Motors and General Motors Hughes each fell over 30% during the quarter. Recession fears reduced expectations for car and truck sales. Rick Wagoner and his team are managing through the current environment, and thus far GM's sales have been higher than predicted. At Hughes, DirectTV has reported a lower growth rate in new subscribers. Management is pursuing either selling the company to allow owners to capture value or merging into a new entity that will build value more rapidly.

On a positive note AT&T helped performance during the quarter, rising 14%. AT&T Wireless was spun off, and management is having discussions with various prospective buyers of the cable business after an unexpected offer from Comcast. The company continues to trade at a material discount to its intrinsic worth.

During the quarter we scaled back a few positions when their prices rose closer to appraisal, and we added to several holdings whose prices declined. We built a full position in GM Hughes and purchased a new position in Walt Disney Company.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

We believe that Longleaf Partners Fund contains the foundation for attractive long-term compounding with very little risk. The Fund is almost fully invested and sells for an aggregate price-to-value ratio of about 60%, below the historic average. The portfolio contains a group of competitively entrenched, dominant brands across many industries. Many of our management partners are actively pursuing value recognition through spin-offs, asset sales, and mergers. Our appraisals are conservative by assuming that post-recession most companies return to 1999 operating levels. As one of the largest owners of the Fund, we are excited about the opportunity we see for our partners and ourselves.

                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2001

                                                      Value-Line
                                 PARTNERS   S&P 500   (Geometric)   Inflation
                                   FUND      Index       Index      Plus 10%
                                 --------   -------   -----------   ---------
Year-to-Date                      (4.23)%   (20.45)%    (20.94)%       9.51%
One Year                           7.38     (26.67)     (25.91)       12.19
Five Years                        13.05      10.20       (2.68)       12.38
Ten Years                         16.38      12.68        2.54        12.61

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 33.0% OF NET ASSETS)

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.7%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

WASTE MANAGEMENT, INC. (WMI)                                                7.0%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

GEORGIA-PACIFIC CORPORATION--TIMBER GROUP (TGP)                             5.9%
Owner of over 4.7 million acres of timberlands located primarily in the southern U.S.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       5.8%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

GENERAL MOTORS CORPORATION (GM)                                             5.6%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH SEPTEMBER 30, 2001

               NEW HOLDINGS                           ELIMINATIONS
               ------------                           ------------
AT&T Wireless Services, Inc. (spin-off of  Canadian Pacific Limited
AT&T)                                      De Beers Consolidated Mines Ltd.
General Motors -- Class H
Telephone and Data Systems, Inc.
The Walt Disney Corporation

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 93.5%
                     Beverages 6.3%
     4,000,000       Coca-Cola Enterprises Inc....................   $   61,360,000
    14,579,600       Diageo plc (Foreign).........................      153,100,474
       620,100       Diageo plc ADR (Foreign).....................       25,734,150
                                                                     --------------
                                                                        240,194,624
                                                                     --------------
                     Broadcasting 4.7%
    13,511,100   *   General Motors -- Class H....................      180,102,963

                     Entertainment 3.4%
     7,015,000       The Walt Disney Corporation..................      130,619,300

                     Environmental Services 7.6%
     1,885,200   *   Allied Waste Industries, Inc.................       24,036,300
     9,960,100       Waste Management, Inc........................      266,333,074
                                                                     --------------
                                                                        290,369,374
                                                                     --------------
                     Health Insurance 1.2%
     1,611,000   *   Aetna Inc....................................       46,541,790

                     Lodging 14.2%
    16,405,000       Hilton Hotels Corporation....................      128,779,250
    11,700,250       Host Marriott Corporation....................       82,486,763
     9,901,000       Marriott International, Inc..................      330,693,400
                                                                     --------------
                                                                        541,959,413
                                                                     --------------
                     Manufacturing 1.0%
     4,450,000   *   UCAR International, Inc......................       39,605,000

                     Multi-Industry 5.6%
     5,000,000       General Motors Corporation...................      214,500,000

                     Natural Resources 13.2%
     6,263,200       Georgia-Pacific Corporation - Timber Group...      226,853,104
    11,201,032   *   Pioneer Natural Resources Company............      159,390,685
     2,900,000       Rayonier Inc.................................      117,363,000
                                                                     --------------
                                                                        503,606,789
                                                                     --------------
                     Property & Casualty Insurance 5.2%
    52,578,000       The NipponKoa Insurance Company, Ltd.
                       (Foreign)..................................      198,166,025

                     Publishing 4.4%
     2,973,300       Knight Ridder, Inc...........................      166,058,805

                     Real Estate 4.4%
     9,207,700       TrizecHahn Corporation (Foreign).............      165,830,677

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
                     Restaurants 5.8%
     5,690,000   *   Tricon Global Restaurants, Inc...............   $  223,161,800

                     Telecommunications 11.1%
     9,440,000       AT&T Corp....................................      182,192,000
     2,873,674   *   AT&T Wireless Services, Inc..................       42,932,690
     2,084,300       Telephone and Data Systems, Inc..............      196,549,490
                                                                     --------------
                                                                        421,674,180
                                                                     --------------
                     Transportation 5.4%
     5,615,000   *   FedEx Corporation............................      206,351,250
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,608,558,982)....    3,568,741,990
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 7.2%
    73,480,000       Repurchase Agreement with State Street Bank,
                       2.00% due 10-1-01 (Collateralized by U.S.
                       government agency securities)..............       73,480,000
    200,000,000      U.S. Treasury Bill, 1.93% due 10-18-01.......      199,820,556
                                                                     --------------
                                                                        273,300,556
                                                                     --------------
TOTAL INVESTMENTS (COST $3,881,859,538)(a)................  100.7%    3,842,042,546
OTHER ASSETS AND LIABILITIES, NET.........................   (0.7)      (25,572,477)
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,816,470,069
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $21.75
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 14% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain/(Loss)
-------------   ---------------------------------  ------------   -----------
3,500,000,000   Japanese Yen 12-28-01............  $29,572,842    $ 2,881,143
8,700,000,000   Japanese Yen 3-28-02.............   73,927,960       (491,250)
6,800,000,000   Japanese Yen 6-27-02.............   58,184,200     (1,175,551)
3,100,000,000   Japanese Yen 9-26-02.............   26,706,500        299,337
                                                   ------------   -----------
                                                   $188,391,502   $ 1,513,679
                                                   ============   ===========

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund lost 7.7% in the third quarter compared to a 14.3% decline in the EAFE Index. For the year-to-date the Fund remains one of the only international funds in positive territory, up 6.8% versus a 27.6% loss for EAFE.

Prior to September 11th, international equity markets were already down, and we had begun to purchase new businesses. The attacks and associated tragedies were felt around the world. International markets declined more sharply than U.S. markets as most foreign markets remained open during the days immediately following the attacks. An often-indiscriminate flight from equities accompanied the strong outpouring of emotional support for America in most parts of the world. Three outcomes are reasonably clear:

- The attacks immediately hurt the appraisals of a small number of portfolio holdings.
- Our 20% cash position both cushioned the blow to our short-term performance and, more importantly, enabled us to purchase some excellent businesses at attractive discounts to appraisal.
- Despite markdowns to several appraisals, we end the quarter with a portfolio that is substantially cheaper and more fully invested than one month ago.

The stocks of most of our businesses declined during the quarter, although Molson and Nissan Fire and Marine helped performance. The four companies that impacted our return the most were Brierley Investments, Hollinger, Fairfax, and a new holding, Fiat. Brierley's ownership of 30% of Air New Zealand and 46% of London's Thistle Hotels made the company vulnerable after the attacks. Air New Zealand was already in critical condition, and the aftermath of September 11th substantially worsened the situation. CEO Greg Terry has done everything possible to unload Brierley's position in the airline at attractive prices for two years, but he has been blocked by the government regulators who have contributed to Air New Zealand's problems. Our Brierley appraisal declined substantially, though not nearly as much as the 49% price drop in the quarter. Brierley remains attractive at today's price.

Fears of longer and deeper recession hurt the prices of many media related companies including Hollinger, which owns several newspapers including the London Telegraph and the Chicago Sun Times. Advertising revenues will be lower until the economy rebounds, but the company still generates valuable free cash flow, and Conrad Black has an outstanding record in building value. The stock's 23% decrease in the quarter leaves the price at less than half our appraisal.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Fairfax fell with most insurers of U.S. corporations after the attack. Our Fairfax appraisal, however, did not decline, largely due to Prem Watsa's conservative investment stance, which included S&P puts that should offset initial loss estimates from the disaster. The market's overreaction to the impact on Fairfax's balance sheet allowed us to add to our Fairfax position at attractive prices.

Fiat is an Italian conglomerate in the midst of a transformation led by a Jack Welch protege, Paolo Fresco. A series of transactions in recent months have reduced Fiat's exposure to the automotive business while creating tremendous value for shareholders from non-earning assets such as Fiat's electricity business. We began buying Fiat in late July and added to our position after September 11th, at even more attractive prices.

We bought three other new positions: Sky Perfect, Philips Electronics, and News Corp. The portfolio's broader geographic diversity partially reflects the fruitful results of Jim Thompson's efforts in Europe. If current volatility continues, we will soon see another period in which we have more ideas than cash. We encourage you to take advantage of the Fund's significant discount at 55% of our appraisal and add to your investment in Longleaf Partners International Fund.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2001

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                                6.80%      (27.57)%    9.51%
One Year                                    9.16       (29.74)    12.19
Since Public Offering 10/26/98             22.74        (5.29)    13.07

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 33.8% OF NET ASSETS)

THE NIPPONKOA INSURANCE COMPANY, LTD.                                       9.4%
Japanese provider of both non-life (property/casualty) and life insurance services.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    7.1%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

FIAT S.P.A.                                                                 6.1%
A leading Italian industrial group which manufactures autos, commercial vehicles, and agricultural equipment.

KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS N.V. (PHG)                          5.8%
One of the world's largest electronics companies and a global leader in televisions and their components, semiconductors, lighting, electric shavers, and appliances.

THE NISSAN FIRE & MARINE INSURANCE COMPANY, LTD.                            5.4%
Japanese non-life insurance company.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH SEPTEMBER 30, 2001

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Canadian 88 Energy Corp.            Canadian Pacific Limited
Chofu Seisakusho Co., Ltd.          De Beers Consolidated Mines Ltd.
Ezaki Glico Co., Ltd.               Sea Containers Limited
Fiat S.p.A.                         United International Holdings
Koninklijke (Royal) Philips         Corporate Bonds
  Electronics N.V.                  Wisconsin Central Transportation
The News Corporation Limited        Corporation
Nippon Broadcasting System, Inc.
Renault SA
SKY Perfect Communications Inc.
Taisho Pharmaceutical Co., Ltd.
Tokyo Style Co., Ltd.

                         COUNTRY WEIGHTING OF PORTFOLIO

Japan.....................................   33.4%
Canada....................................   29.6
Italy.....................................    6.9
Netherlands...............................    6.5
France....................................    5.6
Australia.................................    5.4
United States.............................    5.1
United Kingdom............................    4.6
Singapore.................................    2.9
                                            -----
                                            100.0%
                                            =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    -----------                                                          ------------
Common Stock 93.8%
                      Automobiles 11.1%
                      (Automobiles net of Nissan Motor short 6.3%)
      2,492,600       Fiat S.p.A. (Italy).............................   $ 43,584,208
      1,224,000       Renault SA (France)(c)..........................     35,670,298
                                                                         ------------
                                                                           79,254,506
                                                                         ------------
                      Beverages 6.8%
        909,200       Diageo plc (United Kingdom).....................      9,547,515
        328,100       Diageo plc ADR (United Kingdom).................     13,616,150
      1,494,000       Molson Inc. -- Class A (Canada).................     25,412,280
                                                                         ------------
                                                                           48,575,945
                                                                         ------------
                      Broadcasting 14.2%
      4,000,000       The News Corporation Limited (Australia)........     24,477,600
        407,000       The News Corporation Limited ADR (Australia)....      9,808,700
      1,206,500       Nippon Broadcasting System, Inc. (Japan)........     37,775,912
         31,310   *   SKY Perfect Communications Inc. (Japan).........     28,910,430
                                                                         ------------
                                                                          100,972,642
                                                                         ------------
                      Food 4.3%
      5,704,000       Ezaki Glico Co., Ltd. (Japan)...................     31,074,418

                      Industrial Goods 0.9%
         43,900       Chofu Seisakusho Co., Ltd. (Japan)..............        552,757
        433,000       Tenma Corporation (Japan).......................      5,670,107
                                                                         ------------
                                                                            6,222,864
                                                                         ------------
                      Multi-Industry 12.2%
      1,285,000       Brascan Corporation (Canada)....................     21,344,812
    127,134,000   *   Brierley Investments Limited (Singapore)........     18,713,111
      9,947,745       Guinness Peat Group plc (United Kingdom)........      5,994,282
      1,277,700       Koninklijke (Royal) Philips Electronics N.V.
                        (Netherlands).................................     24,784,710
        842,300       Koninklijke (Royal) Philips Electronics N.V. ADR
                        (Netherlands).................................     16,256,390
                                                                         ------------
                                                                           87,093,305
                                                                         ------------
                      Natural Resources 1.0%
      2,264,700   *   Canadian 88 Energy Corp. (Canada)...............      3,057,345
      3,349,996       Gendis Inc. (Canada)(b).........................      3,891,399
                                                                         ------------
                                                                            6,948,744
                                                                         ------------
                      Pharmaceuticals 3.7%
      1,546,000       Taisho Pharmaceutical Co., Ltd. (Japan).........     26,084,610

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    -----------                                                          ------------
                      Property & Casualty Insurance 21.9%
        394,750   *   Fairfax Financial Holdings Limited (Canada).....   $ 50,555,087
     17,878,000       The NipponKoa Insurance Company, Ltd. (Japan)...     67,382,027
      8,315,000       The Nissan Fire & Marine Insurance Company, Ltd.
                        (Japan).......................................     38,179,336
                                                                         ------------
                                                                          156,116,450
                                                                         ------------
                      Publishing 4.2%
      2,870,200       Hollinger International Inc. (Canada)...........     30,137,100

                      Real Estate 7.5%
      4,671,600   *   O&Y Properties Corporation (Canada)(b)..........     15,821,396
      2,118,000       TrizecHahn Corporation (Canada).................     38,145,180
                                                                         ------------
                                                                           53,966,576
                                                                         ------------
                      Restaurants 5.2%
        708,000       MOS Food Service, Inc. (Japan)..................      5,253,689
        820,000   *   Tricon Global Restaurants, Inc. (United
                        States).......................................     32,160,400
                                                                         ------------
                                                                           37,414,089
                                                                         ------------
                      Retail 0.8%
        625,000       Tokyo Style Co., Ltd. (Japan)...................      5,975,614
                                                                         ------------

                      TOTAL COMMON STOCKS (COST $705,027,036).........    669,836,863
                                                                         ------------

Common Stock Sold Short (4.8)%
                      Automobiles (4.8)%
     (8,253,000)      Nissan Motor Co., Ltd. (Japan) (Proceeds
                        $50,459,598)..................................    (34,430,793)
                                                                         ------------

        PAR
    -----------
Short-Term Obligations 10.2%
     32,566,000       Repurchase Agreement with State Street Bank,
                        2.00% due 10-1-01 (Collateralized by U.S.
                        government agency securities).................     32,566,000
     40,000,000       U.S. Treasury Bills, 1.93% due 10-18-01.........     39,964,111
                                                                         ------------
                                                                           72,530,111
                                                                         ------------
TOTAL INVESTMENTS (COST $727,097,549)(a).......................   99.2%   707,936,181
OTHER ASSETS AND LIABILITIES, NET..............................    0.8      5,942,287
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $713,878,468
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $12.88
                                                                         ============

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes is $728,282,128.
(b) Illiquid security.
Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

                        OPEN FORWARD CURRENCY CONTRACTS

   Currency             Currency Sold and           Currency     Unrealized
  Units Sold             Settlement Date          Market Value   Gain/(Loss)
--------------   -------------------------------  ------------   -----------
     3,700,000   Australian Dollar 9-26-02......  $  1,797,090   $   (13,505)
    15,000,000   British Pound 9-26-02..........    21,668,250         2,000
    40,000,000   Canadian Dollar 12-28-01.......    25,281,623       880,978
    30,000,000   Canadian Dollar 3-28-02........    18,940,252       241,456
     5,600,000   Canadian Dollar 9-26-02........     3,531,007        17,564
    42,100,000   Euro 6-28-02...................    38,096,226    (1,268,391)
 3,000,000,000   Japanese Yen 10-25-01..........    25,229,595     4,297,964
 4,400,000,000   Japanese Yen 12-28-01..........    37,177,287      (459,604)
10,850,000,000   Japanese Yen 3-28-02...........    92,197,513       125,248
 6,600,000,000   Japanese Yen 6-28-02...........    56,477,190      (673,641)
 3,650,000,000   Japanese Yen 9-26-02...........    31,444,750       352,445
    33,500,000   New Zealand Dollar 10-25-01....    13,602,535      (106,185)
                                                  ------------   -----------
                                                  $365,443,318   $ 3,396,329
                                                  ============   ===========

                           (Intentionally Left Blank)

                                     (LOGO)

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

                          DISCUSSION OF THIRD QUARTER
The world changed on September 11th, 2001. The human tragedy that occurred is many orders of magnitude more profound than the economic impact, but the economic pain is real as well. Prior to the 11th, Longleaf Partners Realty Fund was having a great year and was ahead of its goal of inflation plus 10% and was meaningfully ahead of its benchmarks. We gave all of that up in the last two weeks of the quarter. The Fund fell 11.4% versus a 4.6% decline in the quarter for the Wilshire Real Estate Securities Index. For the year-to-date, the Realty Fund has gained 2.4% while the Wilshire is up 4.7%.

Our hotel investments drove most of the decline in the Fund. After the attacks we marked down the value of our hotel investments substantially, based on an unprecedented lodging contraction and a general recession. Our assumption is that the United States will win a difficult, prolonged war on terrorism and that hotel demand will eventually stabilize around 1999 levels. New supply, already falling rapidly, will decline to virtually zero and will remain low for many years. The industry should consequently enter a prolonged period of improving fundamentals beyond the near-term recession. After September 11th, near-panic selling lowered our hotel stock prices by over a third.

Outside of the hotel area our appraisals declined marginally, and some companies such as Boston Properties and Forest City Enterprises perversely benefited from the now zero vacancy rate in New York. In spite of the stability of Forest City's value, the stock declined during the quarter and meaningfully detracted from the Realty Fund's performance. The company issued new shares to help finance a number of new projects. Historically the Ratners have been excellent partners and their last secondary offering increased the company's value through the resulting successful developments.

During the quarter we sold three companies that approached appraisal. Getty Realty's price rose as the company converted to a REIT. We also sold our small stake in Bay View as the price rose to our significantly reduced appraisal. Prime Group Realty had become a source of frustration as we lost confidence in management's commitment to gaining value recognition. While our outcome was less than hoped for, our total return over the time we owned Prime Group was positive for the Realty Fund.

                           DISCUSSION OF LIQUIDATION
The Shareholder Letter at the beginning of this report provides a summary of the decision to liquidate Longleaf Partners Realty Fund. We are liquidating as a result of our commitments to treat our shareholders' investment in Longleaf as if it were our own and to close a Fund if closing would benefit existing shareholders.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

While giving up the management and administration fees may not be the most profitable business decision for Southeastern, we believe that liquidation at this point in time is best for our investment partners in the Fund.

The following observations support our decision to both liquidate the Realty Fund and ask our partners to join us in moving our capital into less constrained vehicles, i.e. the other three Longleaf Funds, which own our most qualified realty names.

THE UNIVERSE OF PUBLICLY TRADED REAL ESTATE HAS SHRUNK.
Southeastern's assumption when starting the Fund in 1996 was that the universe of publicly traded real estate would continue to expand as private companies went public to gain access to more capital. A larger universe suggested that a fund dedicated to the real estate sector was warranted. As a practical matter, too, we had more real estate ideas than could be accommodated in the existing Longleaf Funds. The trend has actually reversed over the last few years as real estate IPOs have evaporated and the number of public companies has shrunk due to mergers and going private transactions. For example, in the last three years the number of companies in the NAREIT Index has declined 12%. We no longer see a large enough universe to ensure the requisite number of future investment opportunities.

FEWER NAMES WITHIN THE SMALLER REAL ESTATE UNIVERSE QUALIFY AS INVESTMENTS USING OUR PRICE CRITERIA.
A growing portion of publicly traded real estate is moving to the REIT format versus the subchapter C or real estate operating company structure. Six years ago we thought that REITs would be a declining portion of publicly traded real estate as the number of C corporations increased. Historically, REITs have rarely traded as low as 60% of their value because of their high yields and, as a result, the Realty Fund has typically had fewer than 30% of its assets in REITs, because of the difficulty in finding them with the required margin of safety. Conversely, our most undervalued and thereby overweighted positions have been C-corporations such as Forest City Enterprises and Hilton Hotels.

The more fully priced REITs are becoming a larger portion of the shrinking public real estate market. This has affected not only what we might buy, but also several companies in our portfolios have converted to the REIT structure, including Host Marriott, Excel Legacy (now Price Legacy), Getty Realty, TrizecHahn, and Georgia-Pacific Timber (now Plum Creek).

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

REITs may become even more fully priced going forward because their recent addition to the S&P 500 and other equity indices implies a broader demand and larger analyst coverage of REITs.

GIVEN THE SHRINKING UNIVERSE OF QUALIFYING REALTY COMPANIES, IRS DIVERSIFICATION REQUIREMENTS MAKE MANAGING A SECTOR FUND INCREASINGLY DIFFICULT.
With fewer real estate companies meeting our investment criteria, we would own a larger amount of our existing holdings. The mutual fund structure, however, limits our ability to own more of what we hold because the Internal Revenue Code requires at least half of the portfolio be in positions that are smaller than 5% of the Fund's assets. This requirement not only impacts the viability of the Realty Fund's format, but also dictates how we must liquidate the portfolio.

Given the quality and undervaluation of most of the businesses in the Realty Fund's current portfolio, we would prefer to liquidate gradually as each company's price reached our appraisal. The IRS diversification requirements unfortunately make this type of deliberate unwinding nearly impossible for a mutual fund. We will therefore liquidate in a prudent fashion paying careful attention not to disrupt prices, but not necessarily receiving Southeastern's full appraisal value for each company. Those shareholders who choose to exchange their Realty Fund shares into the other Longleaf Funds will maintain the upside opportunity in many of our real estate holdings because there is significant overlap of our best realty ideas in the other Longleaf Funds.

THE SMALLER UNIVERSE COUPLED WITH A NEW SEC REQUIREMENT WILL MORE SEVERELY LIMIT THE ABILITY TO INVEST IN NON-REAL ESTATE ASSETS.
As of July 31, 2002, the Realty Fund must normally have at least 80% of its assets in real estate investments versus 65% today. We have always been willing to hold cash until we find a qualifying investment. Because more REITs in the smaller universe means it may take longer to find the next holding, the Fund's cash could rise above 20% for sustained periods. Although holding cash in excess of 20% while seeking qualifying real estate investments would not be improper, all of the other assets would need to be invested in real estate companies. This requirement would prevent any flexibility in opportunistically buying non-real estate investments when realty qualifiers are elusive. The other Longleaf Funds have no industry mandate - we are virtually unrestricted in pursuing the investments with the best prospective returns for shareholders.

SHAREHOLDERS CAN TAKE ADVANTAGE OF SOUTHEASTERN'S REAL ESTATE OPPORTUNITIES THROUGH THE OTHER LONGLEAF FUNDS.
The Realty Fund was established because we had more compelling real estate ideas than we could own in our other funds. With indications that the universe

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

would expand, a separate sector fund seemed the best way to capture all of the attractive investments. The universe's contraction means that we can (and do) own the most qualified real estate businesses in the other Longleaf Funds without the aforementioned sector fund portfolio constraints which would force capital into non-qualifiers. As Realty Fund shareholders we will be better off investing our capital in the other three Longleaf Funds, which incorporate the most attractive real estate businesses and which offer more flexibility and better long-term economics. For our current Realty shareholders to take full advantage of this opportunity, we are opening Longleaf Partners Small-Cap Fund until November 30, 2001, to those investors affected by the Realty Fund's liquidation.

SUMMARY
As the largest owners of the Realty Fund we are excited about the opportunity we have to take advantage of our real estate investments through the other Longleaf Partners Funds. We appreciate the dedication and support we have received from our Realty Fund shareholders over the last six years and hope that you will continue as our partners at Longleaf for many years to come. Below is information on how you can exchange your investment and your other options, as well as a timeline of events.

TIMELINE
- Monday, October 22nd: Longleaf Partners Realty Fund closes to all new investments as of the close of business.
- Beginning October 23rd: The Fund's managers will liquidate the stocks in the portfolio in an orderly fashion, to be completed within at least six months, but probably much sooner.
- Thursday, October 25th: Longleaf will post the September 30, 2001 Quarterly Report on its web site, www.longleafpartners.com.
- Thursday, October 25th: All Realty Fund holders as of Wednesday, October 24, 2001, will receive a net income distribution for 2001 of approximately $0.40 per share. As in the past, shareholders whose accounts are set up for reinvestment will receive those dividends in new shares. Shareholders whose accounts are set up to receive cash will get the proceeds in the manner established on their account.
- Week of October 29th: Shareholders will receive the dividend confirmation notice.
- Week of October 29th: Shareholders will receive the September 30, 2001 Quarterly Report for the Longleaf Partners Funds.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

- After November 30th: When portfolio sales are complete, remaining Realty Fund owners will receive a check at their address of record for the final liquidation amount.

OPTIONS FOR LONGLEAF PARTNERS REALTY FUND SHAREHOLDERS
(1) Exchange your Realty Fund shares into one or more of the other three Longleaf Funds by November 30th or prior to liquidation. This is the option that the mangers of the Fund will choose. You can do this easily by calling
    (800)445-9469 and selecting option 0. The service representative can process your exchange over the phone. Until November 30, 2001, Realty Fund shareholders will be able to exchange their shares into the otherwise closed Longleaf Partners Small-Cap Fund. (Please note that exchanges, redemptions, and liquidation proceeds are subject to taxation. Taxable investors may want to wait until after the November 13th capital gain distributions to exchange.)
(2) Redeem your Realty Fund shares prior to liquidation. You can redeem your shares for cash any time by following the standard procedures for redemptions. Amounts under $100,000 can be redeemed by phone. Any redemptions over $100,000 must be in writing with a signature guarantee.
(3) Wait until the Fund completes liquidation and receive the proceeds by check or wire at your address of record.
(4) IRA SHAREHOLDERS HAVE SPECIAL CONSIDERATIONS. The IRS allows you to receive IRA rollover proceeds directly from an IRA once every 365 days. Shareholders who have received IRA proceeds and rolled them over into the Realty Fund within the last year must contact us to avoid possible penalties. There are no restrictions, however, on the number of times you may transfer your assets directly between IRA custodians. You must either exchange your IRA to another Longleaf Fund or initiate transfer instructions to another IRA custodian prior to November 30, 2001. Call the number below to exchange your IRA into another Longleaf Fund. If you choose to move your IRA elsewhere, you must instruct your new IRA plan sponsor to send transfer forms to us before November 30, 2001. If you do not exchange or transfer your IRA account, your redemption or liquidation proceeds may be subject to withholding, taxes or penalties. To avoid withholding, please state in your redemption request that you elect not to have Federal income tax withheld. You will have sixty days to "rollover" the redemption or liquidation proceeds to another IRA.

PLEASE CALL US AT (800)445-9469 OR SEND US AN EMAIL THROUGH THE WEB SITE, WWW.LONGLEAFPARTNERS.COM, IF YOU HAVE QUESTIONS REGARDING THIS PROCESS.

                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2001

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%
                                    ------   -----------   ------   ---------
Year-to-Date                         2.41%       4.72%      9.77%      9.51%
One Year                             5.70        9.54      13.68      12.19
Five Years                           5.66        9.20       8.15      12.38
Since Public Offering 1/2/96         9.35       10.64       9.59      12.59

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 47.3% OF NET ASSETS)

FOREST CITY ENTERPRISES, INC. (FCE)                                        18.7%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

HILTON HOTELS CORPORATION (HLT)                                            10.9%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

PRICE LEGACY CORPORATION (XLG)                                              6.3%
A REIT that acquires, operates and develops open-air retail properties primarily in the southwestern and southeastern United States.

IHOP CORP. (IHP)                                                            6.0%
A franchiser that develops and leases strategically selected locations to franchisees for IHOP family restaurants. Earnings from real estate leases are IHOP's largest contributor to profits.

THE MACERICH COMPANY (MAC)                                                  5.4%
REIT that acquires, leases, manages and develops over 45 regional malls and 5 community centers throughout the U.S.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH SEPTEMBER 30, 2001

            NEW HOLDINGS                          ELIMINATIONS
            ------------                          ------------
       The Macerich Company       Bay View Capital Corp.
                                  Getty Realty Corp.
                                  Newhall Land and Farming Company Options
                                  (See Note 11)
                                  Prime Group Realty Trust

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 85.9%
                     Diversified Realty 23.6%
     1,419,400   *   Catellus Development Corporation.................   $ 24,811,112
     1,827,950       Forest City Enterprises, Inc. - Class A..........     87,741,600
       148,600       Forest City Enterprises, Inc. - Class B..........      7,199,670
                                                                         ------------
                                                                          119,752,382
                                                                         ------------
                     Lodging 20.7%
     7,030,000       Hilton Hotels Corporation........................     55,185,500
     3,506,000       Host Marriott Corporation (REIT).................     24,717,300
       756,800       Marriott International, Inc......................     25,277,120
                                                                         ------------
                                                                          105,179,920
                                                                         ------------
                     Natural Resources/Land 12.5%
       650,000       Deltic Timber Corporation........................     16,445,000
     3,144,000       TimberWest Forest Corp. (Foreign)................     23,186,427
       891,000       Waste Management, Inc............................     23,825,340
                                                                         ------------
                                                                           63,456,767
                                                                         ------------
                     Office 11.4%
     1,885,000       Beacon Capital Partners, Inc. (REIT)(b)..........      8,294,000
       651,500       Boston Properties Inc. (REIT)....................     24,841,695
     1,385,100       TrizecHahn Corporation (Foreign).................     24,945,651
                                                                         ------------
                                                                           58,081,346
                                                                         ------------
                     Retail 17.7%
     1,153,000   *   IHOP Corp........................................     30,208,600
     1,251,200       The Macerich Company (REIT)......................     27,651,520
    10,374,785       Price Legacy Corporation(REIT) (formerly Excel
                     Legacy Corporation)(b)...........................     31,954,338
                                                                         ------------
                                                                           89,814,458
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $422,162,741)..........    436,284,873
                                                                         ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      UNITS                                                                 VALUE
    ----------                                                           ------------
Trust Units 2.5%
                     Lodging 2.5%
       159,891       Wyndham International, Inc. Voting Trust (Cost
                     $14,415,024)(b)..................................   $ 12,791,280
                                                                         ------------
       PAR
    ----------
Short-Term Obligations 9.9%
    10,102,000       Repurchase Agreement with State Street Bank,
                     2.00% due 10-1-01 (Collateralized by U.S.
                     government agency securities)....................     10,102,000
    40,000,000       U.S. Treasury Bills, 1.93%-3.47% due 10-4-01 to
                     10-18-01.........................................     39,970,238
                                                                         ------------
                                                                           50,072,238
                                                                         ------------
TOTAL INVESTMENTS (COST $486,650,003)(a).......................   98.3%   499,148,391
OTHER ASSETS AND LIABILITIES, NET..............................    1.7      8,861,051
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $508,009,442
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $14.47
                                                                         ============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid or restricted security.

Note: REITs comprise 23% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                           (Intentionally Left Blank)

                                     (LOGO)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund's September decline accounted for essentially all of its -9.3% return for the quarter. The -20.8% quarterly return of the Russell 2000 Index is little consolation. The quarter erased the gains for the year and left year-to-date Fund performance at -0.6% versus the Russell 2000's -15.4%. The Small-Cap Fund's longer-term results, which appear on the following table, are more in line with our inflation plus 10% goal.

After September 11th, Wyndham, which had risen throughout the year, plummeted. A prolonged period of lower occupancy and REVPAR (revenue per available room) coupled with the company's leverage caused us to significantly lower our value of the common shares. We began selling our position and subsequent to quarter end no longer own the stock.

Our best performing holding for the year by a wide margin has been Fleming. During the quarter as the price increased closer to appraisal, we scaled back our position. The stock later fell on profit taking, and the 17% decline in our largest holding detracted from the Fund's third quarter return.

Fears of a longer and deeper recession hurt the prices of many media related companies including Hollinger, which owns several newspapers, including the London Telegraph and the Chicago Sun Times. Advertising revenues will be lower until the economy rebounds, but the company still generates valuable free cash flow, and Conrad Black has an outstanding record in building value. The stock's 23% decrease in the quarter leaves the price at less than half our appraisal.

Several of our holdings posted positive returns in the quarter. PepsiAmericas, the Midwestern Pepsi bottler, rose 12%, benefiting from the strong brands and good results at Pepsi. Hilb Rogal & Hamilton, the insurance broker, appreciated beyond our appraisal with expectations of premium increases, and we began selling our position. We have completed the sale since the close of the quarter. Hilb Rogal provided Small-Cap shareholders with a phenomenal return over the course of our investment, and we are all immensely grateful to Andy Rogal and his team for their superb performance.

We also sold our small stake in Bay View as the price rose to our significantly reduced appraisal. We purchased two new positions in the Small-Cap Fund and added to several that we already owned. We bought Level 3 Communications bonds with a yield to maturity of over 30%. Level Three's network is superior and the company is rare because its cash generation is dramatically higher than reported earnings. Our outstanding management partners, Chairman Walter Scott and CEO James Crowe, have a large cash reserve with which to finish the network and pay back our bonds. We prefer the risk-adjusted returns from the

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

bonds' yield to maturity over the equity, since the equity bears some risk of dilutive financing in a few years.

We also acquired a position in Forest City Enterprises, a diversified real estate company that develops and manages unique properties across the U.S. The Ratner family has a tremendous record of growing value for shareholders at a rapid pace. Forest City has been one of the best performing long-term investments in the real estate universe, and Small-Cap got the opportunity to own the stock through a recent secondary offering.

While the Small-Cap Fund put some of its liquidity to work during the quarter, 19% of assets are still in cash. Although we have several new positions we are considering, the market's recent decline seems to have had a greater impact on larger companies in our universe. We will add new companies to the portfolio when we find the combination of quality business, capable management, and substantial discount that we require. Meanwhile, the companies we own sell at an average 57% of our appraisals, presenting an attractive opportunity.

Our taxable investors should be aware that the higher than normal cash reserves resulted from sales throughout the year of successful investments. While some gains have been offset, the Funds's current realized gains are roughly 8% of NAV and are all long-term. Any further losses or gains realized through October 31, 2001 will affect the capital gain distribution, which should take place during the second week of November.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2001

                                                 Value-Line
                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                        FUND         Index          Index      Plus 10%
                      ---------   ------------   -----------   ---------
Year-to-Date            (0.62)%     (15.36)%       (20.94)%       9.51%
One Year                 5.27       (21.21)        (25.91)       12.19
Five Years              12.99         4.54          (2.68)       12.38
Ten Years               13.50        10.01           2.54        12.61

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 27.5% OF NET ASSETS)

FLEMING COMPANIES, INC. (FLM)                                               6.7%
A leading food wholesaler which also has Food 4 Less retail stores.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    6.3%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

ALLEGHANY CORPORATION (Y)                                                   4.9%
Holding company that operates primarily in the insurance business but also has opportunistic holdings outside of financial services.

LEVEL 3 COMMUNICATIONS, INC. CORPORATE BONDS                                4.9%
Provides telecommunications and information services, including local, long distance, data transmission and Internet services.

TEXAS INDUSTRIES, INC. (TXI)                                                4.7%
A leading supplier of building materials, primarily cement in Texas and California, and structural steel across North America.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2001 THROUGH SEPTEMBER 30, 2001

            NEW HOLDINGS                         ELIMINATIONS
            ------------                         ------------
Brascan Corporation                    Bay View Capital Corp.
Forest City Enterprises,               The Carbide/Graphite Group, Inc.
Inc. -- Class A                        Gulf Canada Resources Limited
Level 3 Communications, Inc.           Pediatrix Medical Group, Inc.
  Corporate Bonds                      Scott Technologies, Inc.
The Macerich Company                   VICORP Restaurants, Inc.
Texas Industries, Inc.                 Wisconsin Central Transportation
                                       Corporation

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 76.0%
                     Beverages 3.0%
     3,052,900       PepsiAmericas, Inc. (formerly Whitman
                       Corporation).................................   $   45,640,855

                     Commercial Lighting 4.6%
     2,407,500   *   Genlyte Group Incorporated.....................       69,817,500

                     Construction Materials 4.7%
     2,295,200       Texas Industries, Inc..........................       70,921,680

                     Financial Services 4.9%
       376,100   *   Alleghany Corporation..........................       74,843,900

                     Food 3.8%
     2,972,000   *   Ralcorp Holdings, Inc..........................       57,835,120

                     Food -- Wholesale 6.7%
     3,411,300       Fleming Companies, Inc.........................      100,633,350

                     Life Insurance 4.6%
     2,089,600       The MONY Group Inc.............................       69,207,552

                     Lodging 2.0%
     2,829,653       Hilton Hotels Corporation......................       22,212,776
    11,494,700   *   Wyndham International, Inc. - Class A..........        7,471,555
                                                                       --------------
                                                                           29,684,331
                                                                       --------------
                     Manufacturing 4.4%
     1,692,850       Thomas Industries, Inc.........................       36,480,918
     3,061,900   *   USG Corporation................................       11,420,887
     8,140,000   *   U.S. Industries, Inc...........................       18,722,000
                                                                       --------------
                                                                           66,623,805
                                                                       --------------
                     Multi-Industry 3.3%
     3,000,000       Brascan Corporation (Foreign)..................       49,832,246

                     Natural Resources 4.8%
       845,000       Deltic Timber Corporation......................       21,378,500
     6,950,000       TimberWest Forest Corp. (Foreign)..............       51,254,984
                                                                       --------------
                                                                           72,633,484
                                                                       --------------
                     Property & Casualty Insurance 9.2%
       741,200   *   Fairfax Financial Holdings Limited (Foreign)...       94,924,460
       962,700       Hilb, Rogal and Hamilton Company...............       43,908,747
                                                                       --------------
                                                                          138,833,207
                                                                       --------------
                     Publishing 4.3%
     6,260,100       Hollinger International Inc. (Foreign).........       65,731,050

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Real Estate 11.7%
     3,393,600   *   Catellus Development Corporation...............   $   59,320,128
     1,308,500       Forest City Enterprises, Inc. -- Class A.......       62,808,000
     1,825,100   *   IHOP Corp......................................       47,817,620
       332,500       The Macerich Company...........................        7,348,250
                                                                       --------------
                                                                          177,293,998
                                                                       --------------
                     Retail 4.0%
       192,000   *   The Neiman Marcus Group, Inc. -- Class A.......        4,694,400
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B.......       55,308,690
                                                                       --------------
                                                                           60,003,090
                                                                       --------------
                     TOTAL COMMON STOCKS (COST $1,124,117,155)......    1,149,535,168
                                                                       --------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bonds 4.9%
    175,000,000      Level 3 Communications, Inc., 9.125% due 5-1-08
                       (Cost $79,236,039)...........................       73,937,500
                                                                       --------------

        PAR
    -----------
Short-Term Obligation 18.8%
     34,645,000       Repurchase Agreement with State Street Bank,
                        2.00% due 10-1-01 (Collateralized by U.S.
                        government agency securities)...............       34,645,000
    250,000,000       U.S. Treasury Bills, 1.71% due 10-18-01.......      249,778,056
                                                                       --------------
                                                                          284,423,056
                                                                       --------------
TOTAL INVESTMENTS (COST $1,487,776,250)(a)...................   99.7%   1,507,895,724
OTHER ASSETS AND LIABILITIES, NET............................    0.3        4,491,903
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,512,387,627
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $22.48
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" represent 17% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency              Currency Sold and              Currency     Unrealized
Units Sold              Settlement Date             Market Value      Gain
----------   -------------------------------------  ------------   ----------
40,000,000   Canadian Dollar 10-25-01               $25,307,044    $1,325,297

                           (Intentionally Left Blank)

                                     (LOGO)

                            LONGLEAF PARTNERS FUNDS
                        RESULTS OF 2001 SPECIAL MEETING
                                OF SHAREHOLDERS

The 2001 Special Meeting of Shareholders was held on September 19, 2001 in Boston, MA. The results of the balloting are shown below.
                                 PARTNERS FUND

                                       % SHARES
                                        VOTED      FOR     AGAINST   ABSTAIN
                                       --------   ------   -------   -------
Election of Board of Trustees........   70.99%    70.34%      N/A     0.65%
Selection of PricewaterhouseCoopers
  as Independent Public
  Accountants........................   70.99%    70.61%    0.17%     0.21%

                               INTERNATIONAL FUND

                                       % SHARES
                                        VOTED      FOR     AGAINST   ABSTAIN
                                       --------   ------   -------   -------
Election of Board of Trustees........   86.41%    85.68%      N/A     0.73%
Selection of PricewaterhouseCoopers
  as Independent Public
  Accountants........................   86.41%    85.84%    0.34%     0.23%
Adoption of Investment Counsel and
  Fund Administration Agreement......   86.41%    85.74%    0.25%     0.42%

                                  REALTY FUND

                                       % SHARES
                                        VOTED      FOR     AGAINST   ABSTAIN
                                       --------   ------   -------   -------
Election of Board of Trustees........   68.28%    67.65%      N/A     0.63%
Selection of PricewaterhouseCoopers
  as Independent Public
  Accountants........................   68.28%    67.88%    0.24%     0.16%

                                 SMALL-CAP FUND

                                       % SHARES
                                        VOTED      FOR     AGAINST   ABSTAIN
                                       --------   ------   -------   -------
Election of Board of Trustees........   72.40%    71.49%      N/A     0.91%
Selection of PricewaterhouseCoopers
  as Independent Public
  Accountants........................   72.40%    72.10%    0.15%     0.15%

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Sm-Cap      LLSCX   543069207       134

                         TRUSTEES AND SERVICE PROVIDERS

Trustees
  O. Mason Hawkins, Chairman
  Chairman of the Board and CEO
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Chadwick H. Carpenter, Jr.
  Private Investor and Consultant
  Boston, Massachusetts

  G. Staley Cates
  President
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Margaret H. Child
  Director of Business Development for a
  Boston law firm
  Boston, Massachusetts

  Daniel W. Connell, Jr.
  Senior Vice President--Marketing
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

  Steven N. Melnyk
  Private Investor and Consultant
  Jacksonville, Florida

  C. Barham Ray
  Chairman of the Board
  SSM Corporation
  Memphis, Tennessee

  Perry C. Steger
  Director of Engineering
  National Instruments, Inc.
  Austin, Texas

Investment Counsel
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

Transfer Agent
  PFPC, Inc.
  Westborough, Massachusetts

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                          Longleaf Partners Funds(SM)
                                    c/o PFPC
                                 P.O. Box 9694
                           Providence, RI 02940-9694
                                 (800) 445-9469
                            www.longleafpartners.com